EXCHEQUER A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT issued by Security Life of Denver Insurance Company and its Security Life Separate Account A1

Supplement Dated January 18, 2008, to the Prospectus Dated May 1, 1998

This supplement updates and amends certain information contained in your prospectus dated May 1, 1998.
Please read it carefully and keep it with your prospectus for future reference.

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Information about the ING FMRSM Large Cap Growth Portfolio is amended as follows:

Effective January 31, 2008, the ING FMRSM Large Cap Growth Portfolio will be renamed ING Van Kampen Large Cap Growth Portfolio and Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) will replace Fidelity Management & Research Co. as subadviser. Accordingly, all references to ING FMRSM Large Cap Growth Portfolio are to be replaced with ING Van Kampen Large Cap Growth Portfolio and the prospectus is to be revised to reflect the new subadvisory arrangement.

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